                                                                       Exhibit A

                        DIRECTORS AND EXECUTIVE OFFICERS
                           OF PETROFINA, APHC AND PDI

                  The name, business address, title, present principal occupation or employment of and number of Shares owned by each of the directors and executive officers of PetroFina, APHC and PDI are set forth below. If no business address is given, the director's or officer's business address is the address of the company of which such person is director or officer. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to employment with the company of which such individual is director or officer. All directors and officers listed below are citizens of Belgium, except for Mr. Vieira (Portugal); Messrs. Calvet, Dejouany and Mestrallet (France); Messrs. Desmarais and Mulroney (Canada); Mr. Webb (Great Britain) and Messrs. Brenckle, Oliver and Godfrey and Ms. Middleton (United States). Mr. de Rudder and Mr. Samyn are citizens of both Belgium and France. Except as provided below, to the best knowledge of the Reporting Persons, none of the directors or executive officers of PetroFina, APHC or PDI owns any Shares.

         Name and Principal                       Present Principal                            Number of
          Business Address                     Occupation or Employment                       Shares Owned
          ----------------                     ------------------------                       ------------
1.   PetroFina
     ---------

     A.  Directors
         ---------

Albert Frere                         Chairman and Managing Director,                               -0-
                                     Groupe Bruxelles Lambert S.A.

Francois Cornelis                    Vice Chairman, Managing Director and                          400
                                     Chief Executive Officer

Etienne Davignon                     Chairman, Societe Generale de Belgique                        -0-
                                     S.A.

Axel de Broqueville                  Executive Director, Chemicals-Paints-                         -0-
                                     Research

Michel-Marc Delcommune               Executive Director, Corporate Finance-                        -0-
                                     Insurance

Henrique Bandeira Vieira             Executive Director, Marketing                                 -0-

Jean-Louis Beffa                     Chairman and Chief Executive Officer,                         -0-
                                     Compagnie de Saint-Gobain S.A.

Yves Boel                            Chairman and Managing Director,                               -0-
                                     Sofina S.A.

Jacques Calvet                       President of the Board of Management,                         -0-
                                     Peugeot S.A.

         Name and Principal                       Present Principal                            Number of
          Business Address                     Occupation or Employment                       Shares Owned
          ----------------                     ------------------------                       ------------
Guy Dejouany                         Chief Executive Officer, Societe                              -0-
                                     Francaise de Distribution d'Eau

Paul Desmarais, Sr.                  Chairman and CEO, Power Corporation                           -0-
                                     of Canada

Paul Desmarais, Jr.                  Chairman of the Board, Power Financial                        -0-
                                     Corporation

Paul Janssen                         Chairman, Janssen Research Foundation                         -0-

Jean-Pierre de Launoit               Chairman, Royal Belge S.A.                                    -0-

Gerard Mestrallet                    Chairman of Managing Board of Suez                            -0-
                                     Lyonnaise

Brian Mulroney                       Senior Partner, Ogilvy Renault                                -0-

Thierry de Rudder                    Managing Director, Groupe Bruxelles                           -0-
                                     Lambert S.A.

Gilles Samyn                         Managing Director, Compagnie                                  -0-
                                     Nationale de Portefeuille S.A.

Luc Wauters                          Honorary Chairman, Kredietbank N.V.                           -0-
                                     and Almanij N.V.

     B.  Executive Officers
         ------------------

Francois Cornelis                    Chief Executive Officer and Managing                          400
                                     Director

Axel de Broqueville                  Executive Director, Chemicals - Paints -                      -0-
                                     Research

Michel-Marc Delcommune               Executive Director, Corporate Finance -                       -0-
                                     Insurance

Henrique Bandeira Vieira             Executive Director, Marketing                                 -0-

William Bracke                       General Manager, Research                                     -0-

Wayne Brenckle                       General Manager, Manufacturing and                          1,424.3
                                     Logistics

Jean Castelein                       General Manager, Health, Safety,                              -0-
                                     Environment & Quality

Jacques de Naurois                   General Manager, Supply                                       -0-

         Name and Principal                       Present Principal                            Number of
          Business Address                     Occupation or Employment                       Shares Owned
          ----------------                     ------------------------                       ------------
Henry Olin                           General Manager, Data Processing and                          -0-
                                     Telecommunications

Jose G. Rebelo                       General Manager, Exploration-                                 -0-
                                     Production

Francois Vincke                      Secretary General, Legal                                      -0-

Malcolm Webb                         General Manger, Human Resources                               -0-

2.   APHC
     ----

     A.  Directors
         ---------

Francois Cornelis                    Chief Executive Officer and Managing                          400
                                     Director, PetroFina

Geoffroy Petit                       Vice President, Administration &                             - 0 -
                                     Finance, PDI

M. Leon Oliver                       Vice President & General Counsel                           1,151.6

     B.  Executive Officers
         ------------------

Francois Cornelis                    Chief Executive Officer and Managing                          400
                                     Director, PetroFina

Geoffroy Petit                       Vice President, Administration &                             - 0 -
                                     Finance, PDI

M. Leon Oliver                       Vice President & General Counsel                           1,151.6

Linda Middleton                      Assistant Secretary and Senior Attorney,                     2,025
                                     Fina, Inc.

3.   PDI
     ---

     A.  Directors
         ---------

Francois Cornelis                    Chief Executive Officer and Managing                          400
                                     Director, PetroFina

Axel de Broqueville                  Executive Director, Chemicals - Paints -                      -0-
                                     Research, PetroFina

Michel-Marc Delcommune               Executive Director, Corporate Finance -                       -0-
                                     Insurance, PetroFina

         Name and Principal                       Present Principal                            Number of
          Business Address                     Occupation or Employment                       Shares Owned
          ----------------                     ------------------------                       ------------
Henrique Bandeira Vieira             Executive Director, Marketing of                              -0-
                                     PetroFina

M. Leon Oliver                       Vice President & General Counsel,                           1,151.6
                                     APHC

Geoffroy Petit                       Vice President, Administration &                             - 0 -
                                     Finance

     B.  Executive Officers
         ------------------

Francois Cornelis                    Chief Executive Officer and Managing                          400
                                     Director, PetroFina

Geoffroy Petit                       Vice President, Administration and                           - 0 -
                                     Finance

Cullen M. Godfrey                    Senior Vice President, Secretary and                         2,368
                                     General Counsel, Fina Inc.

Albert Boutefeu                      Vice President, Exploration and                              - 0 -
                                     Development

Linda Middleton                      Assistant Secretary and Senior Attorney,
                                     Fina, Inc.                                                   2,025


                                      A-3